Financial Instruments and Risk Management - Schedule of Liabilities Measured at Fair Value on Recurring Basis Using Significant Unobservable Inputs (Level 3) (Details) - Significant Unobservable Inputs (Level 3)
$ in Millions
12 Months Ended
Dec. 31, 2023 USD ($)
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Opening position	$ 31
Changes in fair value measurement	(12)
Currency translation adjustment	1
Closing position	20
Amount of total gains (losses) for the period included in earnings attributable to liabilities still held at the reporting date	$ 12